Exhibit 99.1

SPECIAL MEETING OF SHAREHOLDERS OF STEUBEN TRUST CORPORATION March 3, 2020 3:00 p.m., Eastern Time NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card information are available at http://www.astproxyportal.com/ast/08642 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To adopt the Agreement and Plan of Merger, dated as of October 18, 2019 (the “Merger Agreement”), by and between Community Bank System, Inc., a Delaware corporation (“Community Bank System”), and Steuben Trust 14475 STEUBEN TRUST CORPORATION PROXY FOR SPECIAL MEETING OF SHAREHOLDERS March 3, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Karen S. Bailor and Kimberly A. Weyland, or either of them, to be my(our) lawful attorney, substitute and proxy for me(us), and in my(our) name to vote upon all the stock of Steuben Trust Corporation of Hornell, New York (SBHO) held of record by me(us), at the close of business on January 8, 2020, at the special meeting of the shareholders of said corporation to be held at One Steuben Square, Hornell, NY 14843, on the 3rd day of March, 2020, at 3:00 p.m., and any adjourned meeting thereof, as fully and with the same effect as I(we) might or could do were I(we) personally present at such meeting, and I(we) do hereby revoke any proxy or proxies heretofore given by me(us) to any person or persons whatsoever, hereby giving my(our) proxy full power of substitution and revocation. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting and related Proxy Statement. This proxy may be revoked at any time before it is exercised. (Continued and to be signed on the reverse side) 1.1

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting at One Steuben Sq., Hornell, NY. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030000300000000000 1 030320 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF SHAREHOLDERS OF STEUBEN TRUST CORPORATION March 3, 2020 3:00 p.m., Eastern Time NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card information are available at http://www.astproxyportal.com/ast/08642 1. To adopt the Agreement and Plan of Merger, dated as of October 18, 2019 (the “Merger Agreement”), by and between Community Bank System, Inc., a Delaware corporation (“Community Bank System”), and Steuben Trust Corporation, a New York Corporation (“Steuben”), which provides for the merger of Steuben with and into Community Bank System with Community Bank System as the surviving company (the “Merger”). 2. To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED PROPOSALS 1 AND 2. FOR AGAINST FOR AGAINST